Exhibit 10.110

Execution Version

ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement (this “Agreement”), is made as of October 3, 2019, by and among Meredith Corporation, an Iowa corporation, (“Meredith Corporation”), TI Gotham Inc., a Delaware corporation (“TI Gotham Inc.” and together with Meredith Corporation, the “Sellers” and each, a “Seller”) and theMaven, Inc., a Delaware corporation (“Buyer Designee”), pursuant to that certain Asset Purchase Agreement, dated as of May 24, 2019, by and among Sellers and ABG-SI LLC, a Delaware limited liability company (“Buyer”) (the “Purchase Agreement”). Capitalized terms used but not defined in this Agreement shall have the meanings set forth in the Purchase Agreement.

WHEREAS, pursuant to that certain Licensing Agreement, dated as of June 14, 2019, by and between Buyer Designee and Buyer (the “Licensing Agreement”), Buyer granted to Buyer Designee certain licenses and rights of use in connection with the Business;

WHEREAS, pursuant to the Licensing Agreement, Buyer Designee and Buyer agreed to cause the Buyer Designee Assigned Contracts (as defined below) to be assigned to Buyer Designee at the Second Closing;

WHEREAS, pursuant to that certain Assignment Agreement, dated as of the date hereof, by and among Buyer Designee, Buyer, Meredith Corporation and TI Gotham Inc. (the “Assignment Agreement”), Buyer assigned and transferred to Buyer Designee all its rights and obligations of Buyer as “Buyer” under the Purchase Agreement with respect to the Buyer Designee Assigned Contracts; and

WHEREAS, Buyer has requested Sellers deliver this Agreement to Buyer Designee at the Second Closing pursuant to Section 6.1(b)(i) of the Purchase Agreement.

NOW, THEREFORE, pursuant to the Purchase Agreement and the Assignment Agreement, and in consideration of the mutual covenants and agreements contained therein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed that:

1. Sellers, acting pursuant to the Purchase Agreement and the Assignment Agreement, effective as of the Second Closing, hereby irrevocably sell, convey, assign, transfer and deliver to Buyer Designee all of Sellers’ right, title and interest in and to the Assigned Contracts set forth on Schedule A to this Agreement (collectively, the “Buyer Designee Assigned Contracts”) (the “Assignment”), free and clear of all Liens except for Permitted Liens of the type described in clause (iii) of the definition of “Permitted Liens,” if any.

2. Buyer Designee, effective as of the Second Closing, hereby accepts the Assignment and irrevocably assumes and shall be liable and solely responsible for (i) all Assumed Liabilities relating to the Buyer Designee Assigned Contracts, and (ii) those liabilities listed on Schedule B attached hereto. Buyer Designee shall not assume and shall not be liable or responsible to pay, perform or discharge any Excluded Liabilities, all of which are retained by Sellers in accordance with the terms of the Purchase Agreement.

3. Sellers do hereby irrevocably constitute and appoint Buyer Designee the true and lawful attorney of Sellers, with full power of substitution, in the name of Sellers but on behalf of and for the benefit and at the expense of Buyer Designee (subject to the obligations of Sellers to indemnify Buyer Designee, as set forth in the Purchase Agreement and the Assignment Agreement), to institute and prosecute all proceedings that Buyer Designee may deem proper in order to collect, assert or enforce any claim right or title of any kind in and to the Buyer Designee Assigned Contracts, to defend and compromise any action, suit or proceeding in respect of any of the Buyer Designee Assigned Contracts, and take such other actions including executing and receiving any certificate of ownership or other document to transfer title to any Buyer Designee Assigned Contracts as Buyer Designee shall deem advisable. The foregoing power is a power coupled with an interest.

4. Nothing in this Agreement shall be construed as an attempt to sell, transfer, convey, assign or deliver any Contract comprising any of the Buyer Designee Assigned Contracts that is by its terms or at law non-assignable without the consent of the other party thereto and as to which such consent shall not have been given as of the date hereof; provided, however, that upon the receipt by Sellers of any such consent, the Contract as to which any such consent relates shall, without any further action by Sellers or Buyer Designee, be deemed to have been assigned by Sellers to Buyer Designee hereunder as of the date of such consent or notice, as the case may be.

5. This Agreement is intended to evidence the consummation of the transactions contemplated by the Purchase Agreement and is subject to the terms and conditions set forth in the Purchase Agreement and the Assignment Agreement. Nothing contained in this Agreement shall be construed to supersede, limit or qualify any provision of the Purchase Agreement or the Assignment Agreement. To the extent there is a conflict between the terms and provisions of this Agreement and the terms and provisions of the Purchase Agreement or the Assignment Agreement, the terms and provisions of the Purchase Agreement and the Assignment Agreement shall govern.

6. The terms and conditions of Article 8 of the Purchase Agreement shall apply to this Agreement, mutatis mutandis.

[Signature Page Follows]

2

IN WITNESS WHEREOF, the undersigned have caused this Assignment and Assumption Agreement to be duly executed as of the date first set forth above.

MEREDITH CORPORATION

By:	/s/ Joseph H. Ceryanec
Name:	Joseph H. Ceryanec
Title:	Chief Financial Officer

TI GOTHAM INC.

By:	/s/ Joseph H. Ceryanec
Name:	Joseph H. Ceryanec
Title:	President

[Signature Page to Assignment and Assumption Agreement - Second Closing - Maven]

IN WITNESS WHEREOF, the undersigned have caused this Assignment and Assumption Agreement to be duly executed as of the date first set forth above.

THEMAVEN, INC.

By:	/s/ James Heckman
Name:	James Heckman
Title:	Chief Executive Officer

[Signature Page to Assignment and Assumption Agreement - SecondClosing - Maven]

Schedule A

Buyer Designee Assigned Contracts

No#	Name of Agreement	SI Party	Counterparty
10	Sportradar US – Master Terms and Conditions, together with Sportradar Order Form #1	Sports Illustrated Group, a division of Time Inc.	Sportradar US LLC
11	License Agreement, dated November 24, 2013, amended December 10, 2013.	Time Inc.	STATS LLC
15	Agreement dated July 1, 2017.	Time Inc.	Sportority Inc. d/b/a Minute Media
25	Mutual Indemnification Agreement dated Mach 6, 2017.	Time Inc.	National Collegiate Athletic Association
34	Agreement, dated as of June 25, 2002, as amended on April 1, 2003, January 26, 2004, August 1, 2004, July 14, 2005, and January 1, 2007	Magazine Retail Enterprises, Inc.	The Finish Line, Inc.
35

Media Integration Agreement dated June 1, 2015.

Kyle Strait Side Letter dated May 27, 2015.

Dane Jackson Side Letter dated June 8, 2015.

Chris Sharma Side Letter to Media Agreement dated June 19, 2015.

		Time Inc.	General Motors LLC
36	Agreement, dated as of June 27, 2016	Sports Illustrated, a division of Time Inc.	Symetra Life Insurance Company
37	Magazine Order dated February 22, 2019.	Sports Illustrated	Symetra
38	Amended and Restated Cover Wrap Agreement, dated as of January 1, 2018	Meredith Corporation	MNI Targeted Media Inc.
39	Amended and Restated Insert Agreement dated January 1, 2018.	Meredith Corporation	MNI Targeted Media Inc.
40	Content License Agreement, dated as of July 20, 2018	Sports Illustrated Group, a division of Time Inc.	10Ten Media, LLC
41	License Agreement dated January 1, 2010, as amended January 1, 2014, March 3, 2014, April 21, 2015, January 29, 2018, February 1, 2018 and July 1, 2018.	Time Inc.	EBSCO Publishing, Inc.
42	Publisher Agreement, dated as of September 11, 2018	Meredith Corporation	Comag Marketing Group LLC
43	Master Services Agreement dated January 1, 2010.	Meredith Corporation	CDS Global, Inc.
45	Asset Purchase Agreement dated February 6, 2018.	TI Golf Holdings Inc. SirenServ, Inc. Time Inc.	EB Golf Media LLC
46	Intellectual Property License Agreement, dated as of October 31, 2018	Time Inc.	You.com GP, LLC (f/k/a MBLB Chronos, LLC)

No#	Name of Agreement	SI Party	Counterparty
47	Intellectual Property License Agreement dated December 21, 2018.	Time Inc.	Fortune Media IP Limited
51	Advertising Sales Representative dated January 1, 2019.	TI Gotham Inc.	CSM Properties, Inc.
56	Master Services Agreement, dated as of December 28, 2018	Sports Illustrated	Toluna USA, Inc.
57	Master Service Agreement dated April 15, 2019. Statement of Work #1, dated April 16, 2019. Order Form #1, dated April 16, 2019.	TI Gotham Inc.	Sailthru, Inc.
64	Master Services Agreement, dated as of February 16, 2017, together with that certain Work Order #1, dated as of February 21, 2017, and that certain Work Order #2, dated as of February 23, 2018	Time Inc.	Beta Research Corporation
65	Custom Starch Studies Letter Agreement dated January 25, 2018.	Time Inc.	GfK US, LLC
69

The Sports Illustrated Swimsuit Agreements related to the Swimsuit Wyoming shoot (Oct. 2 – Oct. 8), including Photographer Agreement with Ruven Afanador (sent out but not yet signed), Model Agreements with Vita Sidorkina, Danielle Herrington, Myla Dalbesio, Marquita Pring, Emily DiDonato and Kim Reikenberg

(not yet signed)

		Various	Various
81	License Term Sheet	Time Inc.	Strand Releasing LLC
105-160	Insertion Orders included in the Acquired Assets which will be performed following the Second Closing	Sports Illustrated	Multiple
166

The following Independent Contractor Agreements:

Writer Agreements with Brian Burnsed (5,000- word True Crime feature on surfer/jewel thief Jack Murphy), Robert Sanchez (4,000-word feature on Paralympic Cheaters), Max Marshall (5,000-word True Crime feature on mob boss/soccer hooligan Paul Massey), and Sarah Barker (4,000-word feature on Russian runner/whistleblower Yuliya Stepanova). Artwork Agreement with Alex Nabaum to support next True Crime podcast (subject is former Cal receiver Mariet Ford).

		Various	Various

No#	Name of Agreement	SI Party	Counterparty
7-31-19 Bring Down – 1	Sponsorship Agreement dated April 30, 2019.	TI Gotham Inc.	Anheuser-Busch, LLC
7-13-19 Bring Down 2	2019 SPORTS ILLUSTRATED Fashionable 50 Event, dated as of June 4, 2019	TI Gotham Inc.	Richard Mille Americas
7-31-19 Bring Down – 3	2019 Sports Illustrated Fashionable 50 Event dated July 1, 2019.	TI Gotham Inc.	MKTG (as agent for Ciroc)
7-31-19 Bring Down - 4	2019 SPORTS ILLUSTRATED Swimsuit Event – Miami, dated as of May 6, 2019	Sports Illustrated, a division of TI Gotham Inc.	Kate Brock
7-31-19 Bring Down – 5	2019 Sports Illustrated Swimsuit Event, Miami dated May 6, 2019.	TI Gotham Inc.	Danielle Herrington
7-31-19 Bring Down - 6	2019 SPORTS ILLUSTRATED Swimsuit on Location Event, dated as of May 8, 2019	Sports Illustrated, a division of TI Gotham Inc.	All Market Inc. dba Vita Coco
7-31-19 Bring Down – 13	Master Terms and Conditions dated September 12, 2016. Order Form #1 dated December 15, 2016.	Time Inc.	SportRadar US
7-31-19 Bring Down- 15-71	Insertion Orders included in the Acquired Assets which will be performed following the Second Closing	Sports Illustrated	Multiple
8-30-19 Bring Down - 1	Corporate Travel Agreement dated August 13. 2019.	TI Gotham Inc.	Cathay Pacific Airways Limited Hong Kong Dragon Airlines Limited
8-30-19 Bring Down - 2	Letter Agreement, dated as of May 13, 2019	Sports Illustrated Group, a division of TI Gotham Inc.	Brush Creek Ranch
8-30-19 Bring Down - 3-5	Insertion Orders included in the Acquired Assets which will be performed following the Second Closing	Sports Illustrated	Multiple

No#	Name of Agreement	SI Party	Counterparty
7-31-19 Bring Down	Master Services Agreement, dated January 1, 2019, together with Statement of Work #1	Sports Illustrated Group, a division of Time Inc.	Sportradar US LLC
3

Agreement, dated as of January 1, 2014, between Time Inc. and Quad/Graphics, Inc., as amended by that certain Amendment, dated as of January 12, 2015 and effective as of January 1, 2015, that certain Amendment, dated as of July 1, 2016, and that certain

Amendment and Letter Agreement, dated as of October 14, 2016, between Time Inc. and Quad/Graphics, Inc. (Hartford, WI plant) (the “Hartford (WI) Printing Agreement”)

		Time Inc.	Quad/Graphics, Inc.
4

Agreement, dated as of January 1, 2014, between Time Inc. and Quad/Graphics, Inc., as amended by that certain Amendment, dated as of January 12, 2015 and effective as of January 1, 2015, that certain Amendment, dated as of July 1, 2016, and that certain

Amendment and Letter Agreement, dated as of October 14, 2016, between Time Inc. and Quad/Graphics, Inc. (Merced, CA plant) (the “Merced (CA) Printing Agreement”)

		Time Inc.	Quad/Graphics, Inc.
5

Agreement, dated as of January 1, 2014, between Time Inc. and Quad/Graphics, Inc., as amended by that certain Amendment, dated as of January 12, 2015 and effective as of January 1, 2015, that certain Amendment, dated as of July 1, 2016, and that certain

Amendment and Letter Agreement, dated as of October 14, 2016, between Time Inc. and Quad/Graphics, Inc. (Oklahoma City, OK plant) (the “Oklahoma City Printing

Agreement”)

		Time Inc.	Quad/Graphics, Inc.
6	Agreement, dated as of January 1, 2017, between Time Inc. and Quad/Graphics, Inc. (Saratoga Springs NY plant) (the “Saratoga Springs Printing Agreement”)	Time Inc.	Quad/Graphics, Inc.
7	Agreement, dated as of February 22, 2018, between Time Inc. and Quad/Graphics, Inc. (The Rock, GA plant) (the “The Rock Printing Agreement”)	Time Inc.	Quad/Graphics, Inc.

Schedule B

Additional Assumed Liabilities

All Deferred Subscription Revenue (inclusive of the net subscription and agency receivable accounts) under subscription contracts, defined as the total liability to subscribers to fulfill unfulfilled subscriptions to the print and digital and online editions of the Print and Digital Publications accrued as of the Second Closing Date and the obligation to issue to each subscriber requesting a refund in connection therewith the amount of such liability owing to that subscriber.